SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Capital Management Investment Trust

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Wellington Shields All-Cap Fund

a series of

Capital Management Investment Trust

60 Broad Street

39th Floor

New York, New York 10004

August 7, 2026

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Wellington Shields All-Cap Fund (the “Fund”), the sole series portfolio of the Capital Management Investment Trust (the “Trust”). The Meeting is scheduled for August 28, 2026 and will be held at 10:00 a.m. Eastern Time at the offices of the Trust (60 Broad Street, 39th Floor, New York, New York). If you are a shareholder of record of the Fund as of the close of business on July 30, 2026, you are entitled to vote at the Meeting and any adjournment thereof.

Capital Management Associates, Inc. (“CMA”) currently serves as the investment adviser to the Fund. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between Wellington Shields Capital Management, LLC (“WSCM”) and the Trust on behalf of the Fund. WSCM is an affiliate of CMA. The new investment advisory agreement (“New Agreement”) has a lower advisory fee than the current investment advisory agreement (“Current Agreement”), but otherwise there are no other material differences between the agreements. You are being asked to approve the New Agreement in conjunction with the efforts to effect the business reorganization and simplifications described below.

It has been the intent of the Wellington Shields family of companies (“Wellington Shields”) to simplify its operations for several years. This simplification effort is intended to reduce the complexity of the overall organization, promote greater operating efficiency, ease regulatory burden and reduce operating expenses. This simplification effort also contemplated winding down CMA. By way of background, CMA was established by a predecessor firm, Shields and Company, and was intended to be maintained for a short period of time after the Shields & Company and H.G. Wellington merger in 2009. As part of these simplification efforts, CMA advisory clients were transferred to other affiliated investment advisers in the Wellington Shields family of companies (Wellington Shields & Co. and WSCM) – this initiative was completed prior to the end of 2024. Currently, the Fund is the only client serviced by CMA. The management and supervisory personnel of CMA are also associated persons of WSCM, and the same individuals associated with CMA who currently manage the Fund (Alexander L.M. Cripps and W. Jameson McFadden) will continue to manage the Fund with WSCM. Wellington Shields derives no economic benefit from the work it performs on behalf of CMA, whereas CMA benefits from no allocated charges for rent, accounting work and other services. This arrangement would likely need to be revisited if CMA were to continue as a registered entity.

I am writing on behalf of the Board of Trustees to ask for your prompt vote for the approval of the New Agreement. The proposal has been carefully reviewed by the Board of Trustees of the Trust at a meeting held on July 15, 2026. The Board of Trustees unanimously recommends that you vote FOR the proposals.

       It is very important to receive your vote before August 28, 2026. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

I appreciate your participation and prompt attention to this matter.

Sincerely,

W. Jameson McFadden

President, Principal Executive Officer and Principal Financial Officer and Secretary

Wellington Shields All-Cap Fund

a series of

Capital Management Investment Trust

60 Broad Street

39th Floor

New York, New York 10004

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on August 28, 2026

This Proxy Statement is Available online at the Following Website:

www.cmitfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Wellington Shields All-Cap Fund (the “Fund”), the sole series portfolio of Capital Management Investment Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on August 28, 2026 at the offices of the Trust (60 Broad Street, 39th Floor, New York, New York), at 10:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.   To approve a new investment advisory agreement with respect to the Fund between Wellington Shields Capital Management, LLC and the Trust; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on July 30, 2026, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at www.cmitfunds.com. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-547-8092.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

W. Jameson McFadden,

President, Principal Executive Officer and Principal Financial Officer and Secretary

PROXY STATEMENT

Wellington Shields All-Cap Fund

a series of

Capital Management Investment Trust

60 Broad Street

39th Floor

New York, New York 10004

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Capital Management Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 28, 2026, at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on July 30, 2026, are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders approximately on August 7, 2026.

The Trustee recommends (the “Proposals”) that you vote:

1.	To approve a new investment advisory agreement with respect to the Wellington Shields All-Cap Fund (the “Fund”) between Wellington Shields Capital Management, LLC and the Trust; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposals. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR Proposal 1.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background and Introduction

Capital Management Associates, Inc. (“CMA”) currently serves as the investment adviser to the Fund. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between Wellington Shields Capital Management, LLC (“WSCM”) and the Trust on behalf of the Fund. WSCM is an affiliate of CMA. The new investment advisory agreement (“New Agreement”) has a lower advisory fee than the current investment advisory agreement (“Current Agreement”), but otherwise there are no material differences between the agreements. You are being asked to approve the New Agreement in conjunction with the efforts to effect the business reorganization and simplifications described below.

It has been the intent of the Wellington Shields family of companies (“Wellington Shields”) to simplify its operations for several years. This simplification effort is intended to reduce the complexity of the overall organization, promote greater operating efficiency, ease regulatory burden and reduce operating expenses. This simplification effort also contemplated winding down CMA. By way of background, CMA was established by a predecessor firm, Shields & Company, and was intended to be maintained for a short period of time after the Shields & Company and H.G. Wellington merger in 2009. As part of these simplification efforts, CMA advisory clients were transferred to other affiliated investment advisers in the Wellington Shields family of companies (Wellington Shields & Co. and WSCM) – this initiative was completed prior to the end of 2024. Currently, the Fund is the only client serviced by CMA. The management and supervisory personnel of CMA are also associated persons of WSCM, and the same individuals associated with CMA who currently manage the Fund (Alexander L.M. Cripps and W. Jameson McFadden) will continue to manage the Fund with WSCM. Wellington Shields derives no economic benefit from the work it performs on behalf of CMA, whereas CMA benefits from no allocated charges for rent, accounting work and other services. This arrangement would likely need to be revisited if CMA were to continue as a registered entity.

If approved by shareholders of the Fund, the New Agreement will become effective on the date of the shareholder meeting (the “Effective Date”).

The Current Agreement

The Current Agreement for the Fund between the Trust and CMA with respect to the Fund (the “Advisory Agreement”) was most recently approved by the Board at its October 8, 2025 quarterly meeting. The following table describes the advisory fees paid to CMA and the fees waived by CMA pursuant to an expense limitation agreement:

Fiscal Year (Period) Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
November 30, 2025	$615,783	$0	$615,783
November 30, 2024	$558,257	$0	$558,257
November 30, 2023	$478,888	$0	$478,888

The Terms of the Current Agreement and the New Agreement

At its July 15, 2026 meeting (the “Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between WSCM and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective on the shareholder meeting

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date of August 28, 2026 (the “Effective Date”). The New Agreement is identical in all material respects to the Current Agreement, except with respect to the date and the advisory fee. A table below sets forth the advisory fee under the Current Agreement and the New Agreement.

Net Assets	New Agreement	Current Agreement
On the first $100 million	0.90%	1.00%
On the next $150 million	0.80%	0.90%
On the next $250 million	0.75%	0.85%
On all assets over $500 million	0.70%	0.80%

The annualized advisory fee rate paid to be WSCM by the Fund is anticipated to fall to 0.90% of the Fund’s average daily net assets based on current net assets.

Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The New Agreement would require WSCM to provide the same services as it provided under the Current Agreement. WSCM shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. WSCM shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, By-Laws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement (also referred to herein as the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by WSCM. The New Agreement will terminate automatically in the event of its assignment.

The New Agreement subjects WSCM to the same standard of care and liability to which was subject under the Current Agreement.

If shareholders approve the New Agreement, WSCM will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until March 31, 2028, so that total annual operating expenses of the Fund do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of WSCM and the Board, and it will automatically terminate upon the termination of the New Agreement. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (v) expenses incurred under a plan of distribution under Rule 12b-1. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. WSCM may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth

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above. WSCM may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above or the limitation in place at the time of recoupment. A form of the expense limitation agreement between WSCM and the Trust with respect to the Fund is provided in Appendix B. The current expense limitation agreement between CMA and the Trust on behalf of the Fund will terminate at the same time as the Current Agreement.

If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective immediately (i.e., on the Shareholder Meeting date of August 28, 2026).

Information Concerning WSCM

WSCM, located at 60 Broad Street, 39th Floor, New York, New York 10004, was organized as a New York corporation and began conducting business in 2010. As of May 31, 2026, WSCM had assets under management of approximately $1.3 billion. The names, addresses, and principal occupation of the principal executive officers of WSCM as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Wellington Shields Holdings, LLC 60 Broad Street, 39thFloor, New York, New York 10004	Member/Owner
Paul I. Gulden 60 Broad Street, 39thFloor, New York, New York 10004	Elected Manager
David V. Shields 60 Broad Street, 39thFloor, New York, New York 10004	Chairman
William J. McFadden 60 Broad Street, 39thFloor, New York, New York 10004	Chief Executive Officer and Secretary
Stephen J. Portas 60 Broad Street, 39thFloor, New York, New York 10004	Chief Compliance Officer
Philip M. Curcuru 60 Broad Street, 39thFloor, New York, New York 10004	Vice President and Controller

Board Considerations in Approving the New Agreement

At an in-person meeting held on July 15, 2026, the Board considered the approval of the New Agreement between the Trust and WSCM on behalf of the Fund. WSCM provided written information to the Board to assist the Board in its considerations.

Counsel discussed with the Board the types of information and factors that should be considered by the Board in order to make an informed decision regarding approval of the New Agreement, including the following material factors: (i) the nature and extent of the services to be provided by WSCM; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by WSCM from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders; and (v) WSCM’s practices regarding possible conflicts of interest and other benefits derived by WSCM.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared or presented at the Meeting as well as information furnished for the Board’s review and

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consideration throughout the year at regular Board meetings by employees who are associated persons of both WSCM and CMA. The Board requested and was provided with information and reports relevant to the consideration of the New Agreement, including: (i) information regarding the services and support to be provided by WSCM to the Fund and its shareholders; (ii) WSCM’s presentations addressing the continuity of the investment philosophy, investment strategy, personnel and operations when transitioning the Fund from CMA to WSCM; (iii) quarterly assessments of the investment performance of the Fund and periodic commentary on the reasons for the performance in light of the continuity of portfolio management personnel; (iv) information pertaining to the compliance structure of WSCM and any continuity in said compliance structure as it pertains to the Fund; (v) disclosure information contained in the registration statement of the Trust and WSCM’s Form ADV; and (vi) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about WSCM, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s expenses; and (iv) benefits to be realized by WSCM from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement.

The nature, extent and quality of the services provided by WSCM

In this regard, the Board considered the responsibilities that WSCM has under the New Agreement and the services to be provided by WSCM to the Fund, including WSCM’s processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations. The Board considered: WSCM’s staffing, personnel and methods of operating; the education and experience of WSCM’s personnel; and WSCM’s compliance program, policies and procedures. After reviewing the foregoing and further information from WSCM, the Board concluded that the quality, extent and nature of the services to be provided by WSCM were satisfactory and adequate for the Fund.

Investment performance of the Fund and WSCM

In considering the investment performance of the Fund and WSCM, the Trustees compared the Fund’s performance with the performance of its benchmark index and comparable funds with similar objectives and size managed by other investment advisers. The Board considered WSCM’s representations about the continuity of portfolio management and their consistency in managing the Fund with its investment objective and policies. The Trustees compared the Fund’s performance to the median of its Morningstar US Fund Large Growth Category (the “Category”) and to the Russell 1000 Total Return USD Index and the S&P500 Total Return USD Index (together, the “Benchmarks”). The Board also compared the Fund’s performance to an identified group of peers with similar asset sizes assets and no sales loads (the “Peers”). The Board noted that the Fund greatly outperformed its Category median, its Peers’ median, and its Benchmarks for the 1-year period ended June 30, 2026; narrowly outperformed its Category median, its Peers’ median and its Benchmarks for the 3-year period ended June 30, 2026; narrowly outperformed its Category median and its Peers’ median, but underperformed its Benchmarks for the 5-year period ended June 30, 2026; and underperformed its Category median, its Peers’ median and its Benchmarks for the 10-year period ended June 30. 2026. Based on the foregoing, the Board concluded that the investment performance information presented for the Fund was acceptable at this time.

The costs of the services provided and profits realized by WSCM from its relationship with the Fund

In considering the costs of the services provided and profits realized by WSCM from its relationship with the Fund, the Board considered: WSCM’s staffing, personnel and methods of operating; WSCM’s financial

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condition of its level of commitment to the Fund; the expected asset levels of the Fund; and the overall expenses of the Fund. The Board considered financial statements of WSCM and discussed the financial stability and profitability of the firm. The Board compared the Fund’s gross management fees and net expense ratios to its Peers’ median and its Category median. The Board observed the range of fees and expenses of its Peers and its Category. The Board observed the broad range of fees and expenses its Peers and its Category. The Board noted that the Fund’s gross management fee and net expense ratio was above its Peer’s median and its Category median, that there was a broad range of fees and expenses for its Peers and its Category, and that the Fund’s gross management fee and net expense ratio were within the range of both its Peers and its Category. The Board acknowledged that that there were funds with significantly higher net expense ratios and significantly higher management fees than the Fund. The Board considered that WSCM does not have other client accounts with investment strategies similar to the Fund and that WSCM’s advisory fees charged to the Fund are lower than those charged to WSCM’s other clients with equity portfolios. The Board also considered that WSCM agreed to an expense limitation agreement for the Fund. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to WSCM by the Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the Fund

In this regard, the Board considered the Fund’s fee arrangements with WSCM. The Trustees noted that WSCM agreed to a breakpoint fee schedule in the New Agreement and to an expense limitation agreement for the Fund. The Board further noted that each of these arrangements is a benefit to the Fund’s shareholders. Following further discussion of the Fund’s expected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the breakpoint schedule and expense limitation arrangements provided potential savings or protection for the benefit of the Fund’s shareholders.

Possible conflicts of interest and benefits derived by WSCM

In considering WSCM’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that WSCM will not utilize soft dollars or commission recapture programs; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of WSCM’s code of ethics. The Board considered that WSCM benefits, indirectly from the relationship with the Fund in that commissions are paid to its affiliate, Wellington Shields & Co. Based on the foregoing, the Board determined that WSCM’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, and in reliance on the information provided by WSCM, the Board approved and recommended that the shareholders approve the New Agreement.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

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FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

 Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Other Business.  The Trustee knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-800-547-8092 or write to us at Capital Management Investment Trust, 60 Broad Street, 39th Floor, New York, New York 10004. The reports for the Fund are also available online at www.sec.gov.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by WSCM. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone.

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Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Capital Management Investment Trust, 60 Broad Street, 39th Floor, New York, New York 10004 or made by telephone by calling 1-800-547-8092.

Outstanding Shares. The shares outstanding of the Fund as of July 30, 2026 are: 2,035,154.822.

Beneficial Ownership. Appendix C sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser.  Wellington Shields Capital Management, LLC, 60 Broad Street, 39th Floor, New York, New York 10004, to serve as the investment adviser to the Wellington Shields All-Cap Fund.

Administrator, Fund Accountant and Transfer Agent.  Premier Fund Solutions, Inc. (“PFS” or the “Administrator”), 1939 Friendship Drive, Suite C, El Cajon, CA 92020, is the administrator, and Mutual Shareholder Services, LLC (“MSS or the “Fund Accounting and Transfer Agent”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 is the accounting services agent and transfer agent. Services are provided pursuant to a Services Agreement for the Trust.

Distributor. Wellington Shields & Co., LLC (“Distributor”), 60 Broad Street, 39th Floor, New York, New York 10004, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with WSCM, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. David V. Shields, a Trustee of the Fund, is also an affiliated person of WSCM and the Distributor.

Sub-distributor. The Trust and the Distributor have entered into a Sub-Distribution Agreement with Arbor Court Capital, LLC (“Sub-Distributor”) under which the Sub-Distributor provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying the Sub-Distributor for its services.

Custodian.  Argent Institutional Trust Company (“Custodian”), 4343 Easton Commons, Suite 120, Columbus, OH 43219, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Independent Accountants.  The Board of Trustees pre-approved the engagement of the independent accountant, Cohen & Company, Ltd. (the “Accountant”), 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103 for the last two fiscal years at Audit Committee meetings of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an Audit Committee meeting called for such purpose. The Audit Committee Charter states that the Audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Fund and to pre-approve, when appropriate, any non-audit services provided by the Accountant to WSCM, or any entity controlling, controlled by, or under common control with WSCM that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the registrant.

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Audit Fees. Audit fees billed for the registrant for the last two fiscal years are $14,350 for 2024 and $15,200 for 2025. These amounts represent aggregate fees billed by the registrant’s Accountant, in connection with the annual audits of the Fund’s financial statements and for services normally provided by the Accountant in connection with the Fund’s statutory and regulatory filings.

Audit-Related Fees. There were no additional fees billed in the fiscal years ended November 30, 2024 and November 30, 2025 for assurance and related services by the Accountant that was reasonably related to the performance of the audit of the Fund’s financial statements that were not reported above.

Audit-Related Fees. There were no additional fees billed in the fiscal years ended November 30, 2024 and November 30, 2025 for assurance and related services by the Accountant that was reasonably related to the performance of the audit of the Fund’s financial statements that were not reported above.

Tax Fees. The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $3,000 for the fiscal year ended November 30, 2024 and $3,000 for the fiscal year ended November 30, 2025. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

All Other Fees. There were no other fees billed by the Accountant which were not disclosed above during the last two fiscal years.

Pre-Approval Policies of the Audit Committee.  The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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APPENDIX A  - INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, dated as of _________, 2026, is between CAPITAL MANAGEMENT INVESTMENT TRUST (the "Trust"), a Massachusetts Business Trust, on behalf of the WELLINGTON SHIELDS ALL-CAP FUND (the "Fund"), and WELLINGTON SHIELDS CAPITAL MANAGEMENT, LLC., a New York corporation (the "Advisor"), registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the Fund, and the Advisor is willing to furnish such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation provided in the attached Schedule A.

2.	Delivery of Documents. The Trust has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

(a)	The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (the "Declaration");

(b)	The Trust's By-Laws (the "By-Laws");

(c)	Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

(d)	The Trust's Registration Statement on Form N-lA under the 1940 Act and under the Securities Act of 1933 as amended, (the "1933 Act"), relating to shares of beneficial interest of the Fund (the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

(e)	The Fund's Prospectus (the "Prospectus").

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

(a)	Will conform its activities to all applicable laws, as well as Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies that may now or in the future have jurisdiction over its activities under this Agreement;
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(b)	Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

(c)	Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.	Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6.	Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Advisor will pay, out of the Advisor's resources, the entire cost of the promotion and sale of Trust shares, including the preparation of the prospectus and other documents. The Advisor will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

(a)	Taxes, interest charges and extraordinary expenses;

(b)	Brokerage fees and commissions with regard to portfolio transactions of the Fund;

(c)	Fees and expenses of the custodian of the Fund's portfolio securities;

(d)	Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;

(e)	Auditing and legal expenses;

(f)	Cost of maintenance of the Fund's existence as a legal entity;

(g)	Compensation of Independent Trustees (as defined in Section 8 hereof);

(h)	Costs of Trust meetings;

(i)	Federal and State registration or qualification fees and expenses;

(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

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(k)	The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and

(l)	Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of the Fund.

7.	Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter; based upon Schedule A attached hereto.

8.(a)	Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.(b)	Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and bold harmless {from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

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As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted ·in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)	Indemnification of Fund. The Advisor agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Trust in connection with the defense or disposition of any action, related to or resulting from (i) any breach or violation of this Agreement by the Advisor; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

8.(d)	Failure to Perform; Force Majeure. No failure or omission by either party hereto in the performance of any. obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

8.(e)	The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9.	Duration and Termination. This Agreement shall become effective upon the date written above and, unless sooner terminated as provided herein, shall continue in effect for an initial two year period. Thereafter, unless terminated as herein provided, this Agreement shall continue in effect, for successive periods of one year each, provided such continuance is specifically approved annually:

(a)	By the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and

(b)	By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
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11.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST: CAPITAL MANAGEMENT INVESTMENT TRUST

By: _______________________________

Title: ______________________________

ATTEST: WELLINGTON SHIELDS CAPITAL MANAGEMENT, LLC

By: _______________________________

Title: ______________________________

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SCHEDULE A

INVESTMENT ADVISOR'S COMPENSATION SCHEDULE

●	For the services delineated in the INVESTMENT ADVISORY AGREEMENT and rendered to the WELLINGTON SHIELDS ALL-CAP FUND, the Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:

Net Assets	Annual Fee
On the first $100 million	0.90%
On the next $150 million	0.80%
On the next $250 million	0.75%
On all assets over $500 million	0.70%

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APPENDIX B – EXPENSE LIMITATION AGREEMENT

CAPITAL MANAGEMENT INVESTMENT TRUST

EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT, effective as of the dates set forth on Schedule A by and between Wellington Shields Capital Management, LLC (the "Adviser") and Capital Management Investment Trust (the "Trust") ("Agreement"), on behalf of the series of the Trust set forth in Schedule A attached hereto ( the "Fund").

WHEREAS, the Trust is a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust, with respect to each Fund, and the Adviser have entered into an Investment Advisory Agreement ("Advisory Agreement"), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level no greater than the level to which each Fund would normally be subject in order to maintain each Fund's expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) ("Fund Operating Expenses"), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the daily net assets of each Fund.

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of

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a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Maximum Annual Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of the Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the sum of all investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular class of such Fund pursuant to Section 1 hereof, for a three year period following the date such waiver or reduction was made or payment was remitted by the Adviser ("Reimbursement Amount"), less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a., such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place at the time the Adviser waived or reduced its advisory fees or reimburse other expenses of the Fund.

b.	Method of Computation. To determine each Fund's accrual, if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a Fund for any month are less than the Maximum Annual Operating Expense Limit of such Fund, such Fund shall accrue into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund's net asset value.

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c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

d.	Limitation of Liability. The Adviser shall look only to the assets of the Fund for which it waived or reduced fees or remitted payments for reimbursement under this Agreement and for payment of any claim hereunder, and neither the Fund, nor any of the Trust’s trustees, officers, employees, agents, or shareholders, whether past, present or future shall be personally liable therefore.

3.	Term and Termination of Agreement.

This Agreement with respect to each Fund shall continue in effect until the expiration date set forth on Schedule A (the “Expiration Date”). With regard to the Operating Expense Limits, the Trust’s Board of Trustees and the Advisor may terminate or modify this Agreement prior to the Expiration Date only by mutual written consent. This Agreement shall terminate automatically upon the termination of the Advisory Agreement; provided, however, that the obligation of the Trust to reimburse the Adviser with respect to the Fund shall survive the termination of this Agreement unless the Trust and the Adviser agree otherwise.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Agreement and Declaration of Trust is on file with the Secretary of State of the State of Massachusetts. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
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c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

Capital Management Investment, in behalf of each Fund Listed on Schedule A

By: _______________________

Name: W. Jameson McFadden

Title: President, Principal Executive Officer, Principal Financial Officer and Secretary

Wellington Shields Capital Management, LLC

By: _______________________

Name: W. Jameson McFadden

Title: Chief Executive Officer

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SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT (the "Agreement")

between

Capital Management Investment Trust (the "Trust")

and

Wellington Shields Capital Management, LLC

This Agreement relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
Wellington Shields All-Cap Fund	1.25%

ACCEPTED and AGREED:

CAPITAL MANAGEMENT INVESTMENT TRUST

By: _______________________

Name: W. Jameson McFadden,

Title: President, Principal Executive Officer, Principal Financial Officer and Secretary

Date:

WELLINGTON SHIELDS CAPITAL MANAGEMENT, LLC

By: _______________________

Name: W. Jameson McFadden,

Title: Chief Executive Officer

Date:

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APPENDIX C – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of July 30, 2026. As of July 30, 2026, the Trustees and Officers of the Trust owned 13.75% of the outstanding shares of the Fund.

Name and Address of Principal Holder	Percentage Owned of Record
FOR BENEFIT OF A/C 189	32.65%
PERSHING LLC
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

MATRIX TRUST COMPANY	6.36%
WELLINGTON SHIELDS 401(K)
140 BROADWAY
NEW YORK, NY 10005

FOR BENEFIT OF A/C 582	6.19%
PERSHING LLC
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

FOR BENEFIT OF A/C 171	5.50%
PERSHING LLC
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

FOR BENEFIT OF A/C 398	5.34%
PERSHING LLC
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

PROXY CARD

Capital Management Investment Trust

Wellington Shields All-Cap Fund

Proxy for a meeting of shareholders to be held on August 28, 2026

The undersigned hereby appoints W. Jameson McFadden and Stephen J. Portas as Proxy of the undersigned, with full power of substitution, and hereby authorizes him to vote on behalf of the undersigned all shares of the Fund listed on the previous page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at August 28, 2026 at the offices of Capital Management Investment Trust at 60 Broad Street, 39th Floor, New York, New York 10004 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil.     ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To approve the investment advisory agreement with respect to the Wellington Shields All-Cap Fund between Wellington Shields Capital Management, LLC and Capital Management Investment Trust.

FOR ☐	AGAINST ☐	ABSTAIN ☐

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.